QUARTERLY REPORT
December 31, 2008

FMI Provident Trust
Strategy Fund

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

January 21, 2009

Dear Fellow Shareholders:

In our quarterly letter penned to you last January, we stated, “We believe it is highly likely that when the postmortem on the 2008 economy is written, it will detail a very difficult economic environment.”  Candidly, even we didn’t foresee the level of difficulty, nor the extent of the economic melees that ensued in the last six months of calendar 2008.  To his credit, Scott and his team positioned the portfolio accordingly, in a very defensive position, which he details in his letter to you – and significantly mitigated losses, compared to the indices and what most other investors endured in 2008.  Calendar 2009 will undoubtedly be one of the most difficult economic environments investors have faced for some time.  When, in management’s opinion, the markets discount the magnitude of the economic problems, the portfolio mix will be adjusted accordingly.

While this has been a difficult environment for all investors, your portfolio management team has done an excellent job of managing this portfolio, as reflected in the 5-Star rating by Morningstar, which the Fund has enjoyed for the 3-, 5- and 10-year periods, placing it among the best funds in Morningstar’s Large Cap Growth category as of 12/31/08.

As always, we thank our fellow shareholders for your ongoing support of, and confidence in, the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

January 13, 2009

Dear Fellow FMI Provident Trust Fund Shareholders,

FMI Provident Trust Strategy Fund lost 14.74%(1) for the past three months, versus the S&P 500’s(2) 21.94% loss.  For calendar year 2008, the Fund lost 21.00% compared to 37.00% loss for the S&P 500.  Over the past 6 calendar years, a full market cycle including both a significant stock market gain and loss, the Fund gained 7.71% per year versus the S&P’s 2.39% gain.  Our significant cash position, 41% on September 30, 2008 and 64% on December 31, 2008, reduced our loss.

The Fund’s January 2008 investment outlook for modest economic growth and flattish interest rates proved wildly optimistic.  When conditions changed, we raised cash into what turned out to be the worst calendar stock market year since 1937.

Deflation (consumption falls when prices fall) is the “new” risk for 2009.  Existing home sales are an example of deflation: despite house prices declining 24% since 2005 and mortgage rates falling over 1%, existing home sales still declined 30%.  We expect both periods of deflation and disinflation (consumption rises when prices fall) in 2009.  In 1932, a similarly chaotic period, the stock market both soared over 100% inter-year and declined 15% for the full year, as investors battled over the financial effects of lower prices and falling GDP.  We now project further profit weakness in 2009 with full year S&P 500 EPS of about $55 which, when multiplied by our expected price/earnings valuation of 14-18x, equates to an S&P 500 calendar 2009 range of 800-1000.

Falling house prices and widening interest rate spreads are signals of widening deflation which will result in low Fund equity exposure and rising high quality fixed income commitments, while improving trends will lead to an increase in the Fund’s equity commitment.

We attempt to flexibly allocate the FMI Provident Trust Strategy Fund  based on our analysis of economic, relative valuation and corporate trends.

Our Board of Directors declared a distribution effective December 30, 2008 of $0.00918 per share from net investment income, payable December 30, 2008, to shareholders of record on December 29, 2008.

Thank you for your investment in and support of the FMI Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness, CFA

(1)	The Fund’s one year and annualized five and ten year returns through December 31, 2008 were –21.00%, 3.37% and 0.92%, respectively.
(2)
The Standard and Poor’s 500 index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the index from time to time.

FMI Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Shares		Value(b)
LONG-TERM INVESTMENTS — 36.2% (a)
COMMON STOCKS — 32.2% (a)
CONSUMER SERVICES SECTOR — 3.0%
	Other Consumer Services — 3.0%
28,470	DeVry, Inc.	$1,634,463
ELECTRONIC TECHNOLOGY SECTOR — 2.1%
	Electronic Components — 2.1%
8,560	First Solar, Inc.	1,180,938
FINANCE SECTOR — 4.3%
	Investment Banks/Brokers — 2.9%
97,935	Charles Schwab Corp.	1,583,609
	Investment Managers — 1.4%
22,425	T. Rowe Price Group Inc.	794,742
HEALTH SERVICES SECTOR — 4.7%
	Health Industry Services — 4.7%
34,370	Express Scripts, Inc.	1,889,663
25,000	Pharmaceutical Product
	Development, Inc.	725,250
		2,614,913
INDUSTRIAL SERVICES SECTOR — 6.3%
	Contract Drilling — 2.6%
62,500	Helmerich & Payne, Inc.	1,421,875
	Engineering & Construction — 3.7%
42,350	Jacobs Engineering Group Inc.	2,037,035
RETAIL TRADE SECTOR — 3.0%
	Home Improvement Chains — 3.0%
48,310	Fastenal Co.	1,683,603
TECHNOLOGY SERVICES SECTOR — 6.7%
	Information Technology Services — 6.7%
112,970	Cognizant Technology
	Solutions Corp.	2,040,238
68,460	Infosys Technologies
	Ltd. SP-ADR	1,682,062
		3,722,300
TRANSPORTATION SECTOR — 2.1%
	Trucking — 2.1%
72,000	Heartland Express, Inc.	1,134,720
	Total common stocks	17,808,198

Principal
Amount
CORPORATE BONDS — 4.0% (a)
$2,200,000	BellSouth Corp.,
	4.75%, due 11/15/12	2,201,331
	Total long-term investments	20,009,529
SHORT-TERM INVESTMENTS — 61.1% (a)
	Federal Agencies — 55.5%
4,000,000	Federal National Mortgage Association,
	0.75%, due 1/13/09	3,999,000
6,500,000	Federal Farm Credit Bank,
	1.18%, due 1/15/09	6,497,918
3,000,000	Federal Home Loan Bank,
	0.70%, due 1/16/09	2,999,125
2,000,000	Federal National Mortgage Association,
	0.50%, due 1/20/09	1,999,472
3,000,000	Federal National Mortgage Association,
	3.25%, due 2/15/09	3,011,052
3,000,000	Federal Home Loan Mortgage Corp.,
	5.75%, due 3/15/09	3,034,077
5,500,000	Federal Home Loan Bank,
	3.00%, due 4/02/09	5,539,270
550,000	Federal Farm Credit Bank,
	3.50%, due 4/15/09	555,210
3,005,000	Federal Home Loan Bank,
	2.625%, due 4/30/09	3,028,517
	Total federal agencies	30,663,641
	Variable Rate Demand Notes — 5.6%
269,489	U.S. Bank, N.A., 0.00%	269,489
2,797,474	Wisconsin Corporate Central
	Credit Union, 0.12%	2,797,474
	Total variable rate demand notes	3,066,963
	Total short-term investments	33,730,604
	Total investments — 97.3%	53,740,133
	Cash and receivables, less
	liabilities — 2.7% (a)	1,465,592
	TOTAL NET ASSETS — 100.0%	$55,205,725
	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($55,205,725 ÷ 9,053,828
	shares outstanding)	$6.10

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR – American Depositary Receipts

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.